RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
           (FORMERLY KNOWN AS BANKERS SECURITY LIFE INSURANCE SOCIETY)
                               4601 FAIRFAX DRIVE
                            ARLINGTON, VIRGINIA 22203
             INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
               RELIASTAR BANKERS SECURITY VARIABLE ANNUITY FUNDS P
               AND Q (FORMERLY KNOWN AS BANKERS SECURITY VARIABLE
                             ANNUITY FUNDS P AND Q)

                  SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1996

The general purpose of this supplement is to provide information about two additional investment options available under Separate Accounts P and Q. The assets of each new Sub-Account will be invested exclusively in shares of (1) Northstar Growth Fund, whose adviser is Northstar Investment Management Corporation, an affiliate of the ReliaStar Bankers Security Life Insurance Company ("Company"). Navellier Fund Management Inc. serves as a subadviser and its professional staff selects and supervises the investments in the Fund's portfolio; or (2) Fidelity Contrafund Portfolio, managed by Fidelity Research and Management Company, an unaffiliated investment adviser.

Effective October 3, 1996, the prospectus for ReliaStar Bankers Security Variable Annuity Funds P and Q is amended as follows:

On page 1, the information related to investment choices is changed to read:

The Owner of the Contract directs the Company to allocate such net purchase payments to one or more of nineteen accounts ("Sub-Accounts") that are established within each Separate Account. The Owner may also accumulate Contract values on a fixed basis in a Fixed Account. Each Sub-Account invests exclusively in shares of one of the following portfolios of the mutual funds (collectively the "Funds"):


         NORTHSTAR VARIABLE TRUST                    OPPENHEIMER VARIABLE ACCOUNT FUNDS
              - GROWTH FUND                          - CAPITAL APPRECIATION FUND
              - INCOME AND GROWTH FUND               - GROWTH FUND
              - HIGH YIELD BOND FUND                 - MULTIPLE STRATEGIES FUND
                                                     - GLOBAL SECURITIES FUND
         FIDELITY INSURANCE PRODUCTS FUND AND        - BOND FUND
         VARIABLE INSURANCE PRODUCTS FUND II         - STRATEGIC BOND FUND
              - GROWTH PORTFOLIO                     - HIGH INCOME FUND
              - CONTRAFUND PORTFOLIO                 - MONEY FUND
              - EQUITY-INCOME PORTFOLIO
              - INDEX 500 PORTFOLIO                  ALLIANCE VARIABLE PRODUCTS SERIES FUND
              - ASSET MANAGER PORTFOLIO              - GROWTH AND INCOME PORTFOLIO
              - INVESTMENT GRADE BOND PORTFOLIO      - SHORT-TERM MULTI-MARKET PORTFOLIO


                 THE DATE OF THIS SUPPLEMENT IS OCTOBER 3, 1996.

On page 4, the paragraph entitled "ALLOCATION OF PURCHASE PAYMENTS" is changed to read:

"ALLOCATION OF PURCHASE PAYMENTS
     Purchase  payments,  after deductions for any applicable premium taxes, are allocated to ReliaStar Bankers Security Variable Annuity Fund P ("Separate Account P") for Non-Qualified Plans and ReliaStar Bankers Security Variable Annuity Fund Q ("Separate Account Q") for Qualified Plans. A Contract Owner directs the Company to allocate such net purchase payments to up to nineteen accounts ("Sub-Accounts") that are established within each Separate Account and/or the Fixed Account. Shares of eight of the portfolios of Oppenheimer Variable Account Funds, shares of two of the portfolios of the Alliance Variable Products Series Fund, Inc., shares of six of the portfolios of the Fidelity
Variable  Insurance  Products  Fund  and  Fund II and  shares  of  three  of the portfolios of the Northstar Variable Trust are available to each Separate Account as funding vehicles for the Contracts: Oppenheimer Money Fund ("Money Fund"), Oppenheimer High Income Fund ("High Income Fund"), Oppenheimer Bond Fund ("Bond Fund"), Oppenheimer Strategic Bond Fund ("Strategic Bond Fund"), Oppenheimer Capital Appreciation Fund ("Capital Appreciation Fund"), Oppenheimer Growth Fund ("Growth Fund"), Oppenheimer Multiple Strategies Fund ("Multiple Strategies Fund"), Oppenheimer Global Securities Fund ("Global Securities Fund"), Alliance Growth and Income Portfolio ("Growth and Income Portfolio"), Alliance Short-Term Multi-Market Portfolio ("Short-Term Multi-Market Portfolio"), Fidelity Contrafund Portfolio ("Contrafund Portfolio"), Fidelity Equity-Income Portfolio ("Equity-Income Portfolio"), Fidelity Growth Portfolio ("Growth Portfolio"), Fidelity Investment Grade Bond Portfolio ("Investment Grade Bond Portfolio"), Fidelity Asset Manager Portfolio ("Asset Manager Portfolio"), Fidelity Index 500 Portfolio ("Index 500 Portfolio"), Northstar Growth Fund, Northstar Income and Growth Fund ("Income and Growth Fund") and Northstar High Yield Bond Fund ("High Yield Bond Fund") (collectively the "Funds"). Each Fund is a series of a no-load, diversified, open-end investment company whose shares are not sold directly or indirectly to the general public but are available only through the purchase of a contract issued by the Company or of a variable annuity contract or variable life insurance policy issued by another insurance company. (See the prospectus of each of the Funds for a discussion of the risks in connection with the use of shares of the Funds as the investment medium for annuity contracts or insurance policies issued by another insurance company.) "

On page 5, the paragraph entitled "INVESTMENT OBJECTIVES OF THE FUNDS" is changed to read:

"INVESTMENT OBJECTIVES OF THE FUNDS
     The investment objective of the MONEY FUND is to seek the maximum current income from investments in "money market" securities that is consistent with low capital risk and the maintenance of liquidity. The investment objective of the HIGH INCOME FUND is to earn a high level of current income by investing in a diversified portfolio of high yield, fixed income securities (debt issues and preferred stock) believed by this Fund's management not to involve undue risk. Such securities, commonly known as "junk bonds", may be considered to be speculative, are subject to a greater risk of loss of principal, and ordinarily include those in the lower rating categories of the established rating services. This Fund may not be appropriate for all retirement programs. Purchasers should carefully assess the risks associated with an investment in this Fund. For a description of risk factors of the High Income Fund, please read the accompanying Prospectus for the Oppenheimer Variable Account Funds under the heading "Investment Policies - High Income Fund - Risk Factors" of that Prospectus. The BOND FUND primarily seeks a high level of current income from investments in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The STRATEGIC BOND FUND seeks a high level of current income principally from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. This Fund's investments may be considered to be speculative. The investment objective of the CAPITAL APPRECIATION FUND is to seek capital appreciation through investment in securities of "growth type" companies or in special situations or cyclical industries when its management believes they present opportunities for capital growth. The GROWTH FUND seeks to achieve capital appreciation by investing in securities of well-known established companies. The MULTIPLE STRATEGIES FUND seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities. The GLOBAL SECURITIES FUND seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. The GROWTH AND INCOME PORTFOLIO seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality. The SHORT-TERM MULTI-MARKET PORTFOLIO seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The CONTRAFUND PORTFOLIO seeks capital appreciation by investing in equity securities of companies that are believed by the investment adviser to be undervalued due to an overly pessimistic appraisal by the public. The Fund usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation. The Fund's strategy can lead to investments in small and medium-sized companies, which carry more risk than larger ones, and may be more susceptible to setbacks or downturns. The investment objective of the EQUITY-INCOME PORTFOLIO is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities the Investment Adviser will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index. The investment objective of the GROWTH PORTFOLIO is to seek to achieve capital appreciation. This Fund normally will purchase common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks. The emphasis on a particular security will depend on the Adviser's interpretation of underlying economic, financial and security trends. The Fund does not place any emphasis on dividend income from its investments except when The Adviser believes this income will have a favorable influence on the market value of the security. The investment objective of the INVESTMENT GRADE BOND PORTFOLIO is to seek as high a level of current income as is consistent with the preservation of capital. Under normal conditions, it invests at least 65% of the Fund's total assets in investment-grade fixed-income securities such as bonds, notes and debentures. The Fund's dollar-weighted average portfolio maturity may not exceed ten years. The Fund may purchase individual securities with maturities of more than ten years, as long as its average maturity remains within this limit. The investment objective of the ASSET MANAGER PORTFOLIO is to seek to obtain high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments. The Adviser will normally allocate the Fund's assets among the three asset classes within the following investment parameters: 0-70% in short-term instruments; 20-60% in bonds (intermediate to long-term debt securities); and 10-60% in stocks (equities). The investment objective of the INDEX 500 PORTFOLIO is to seek investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's Composite Stock Price Index (the S&P 500 or Index), while keeping transaction costs and other expenses low. The investment objective of NORTHSTAR GROWTH FUND is to seek long-term capital growth primarily through investments in equity securities diversified over industries and companies which are believed to provide above-average potential for capital appreciation. The Fund will normally invest in common stocks, preferred stocks, securities convertible to common stock, and warrants and options to purchase common stock. The Fund may also invest in non-equity securities, such as corporate bonds and U.S. Government obligations, when, in the opinion of the Fund's Adviser or Subadviser, prevailing market, financial or economic conditions warrant. The investment objective of the INCOME AND GROWTH FUND is to seek current income balance with the objective of achieving capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-producing securities. Securities are also purchased on the basis of fundamental attraction regarding capital appreciation prospects. In this way, income is "balanced" with capital. To achieve its objective, the Fund will invest in common and preferred stocks of domestic and foreign issuers that have prospects for dividend income and growth of capital, as well as selected fixed-income securities of domestic and foreign private and government issuers. The investment objective of the HIGH YIELD BOND FUND is to seek high income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its total assets in higher-yielding, lower-rated U.S. dollar-denominated debt securities, which may involve high risk and are predominantly speculative in character. These securities are commonly known as "junk bonds". For further descriptions of each of these Funds, see the section "The Funds" in this Prospectus and the accompanying Prospectus for each of the Funds, which describes more fully each Fund and which should be read before investment. There is no assurance that the investment objectives of any of these Funds will be met."

The "Fee Table" found on pages 8 and 9 is changed to read:

                                   "FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES

Sales load imposed on purchases (as a percentage of purchase payments)........0%

Contingent Deferred Sales Load (as a percentage of purchase payments) when:

     a. Surrendered purchase payments less than eight years old:

               YEARS    RATE                      YEARS    RATE
                0-2      7%                        5-6      3%
                2-3      6%                        6-7      2%
                3-4      5%                        7-8      1%
                4-5      4%                        8+       0%

     b. Purchase payments more than 8 years old...............................0%

Charge for transfers among sub-accounts.......................................0%

ANNUAL CONTRACT FEE..........................................................$30

SEPARATE ACCOUNT ANNUAL EXPENSES

     Mortality and expense risk charge (as percentage of the average
     Sub-Account value).................... ...............................1.25%

     Account Fees and Expenses................................................0%

     Total Separate Account Annual Expenses................................1.25%

FUND ANNUAL CHARGES AND EXPENSES (AS PERCENTAGE OF PORTFOLIO'S AVERAGE NET ASSETS) PAID BY EACH FUND IN ITS FISCAL YEAR ENDED DECEMBER 31, 1995. TOTAL EXPENSES FOR THE FUNDS ARE RESTATED TO REFLECT CURRENT MANAGEMENT CHARGES.

                                                 MANAGEMENT                OTHER                 TOTAL FUND
                                                    FEES                  EXPENSES             ANNUAL EXPENSES
OPPENHEIMER MONEY FUND                              .45%                    .06%                     .51%
OPPENHEIMER HIGH INCOME FUND                        .75%                    .06%                     .81%
OPPENHEIMER BOND FUND                               .75%                    .05%                     .80%
OPPENHEIMER STRATEGIC BOND FUND                     .75%                    .10%                     .85%
OPPENHEIMER CAPITAL APPRECIATION FUND               .74%                    .04%                     .78%
OPPENHEIMER GROWTH FUND                             .75%                    .04%                     .79%
OPPENHEIMER MULTIPLE STRATEGIES FUND                .74%                    .03%                     .77%
OPPENHEIMER GLOBAL SECURITIES FUND                  .74%                    .15%                     .89%
ALLIANCE GROWTH AND INCOME PORTFOLIO                .63%                    .16%                     .79%
ALLIANCE SHORT-TERM MULTI-MARKET PORTFOLIO          .20%                    .75%                     .95%
FIDELITY CONTRAFUND PORTFOLIO                       .61%                    .11%                     .72%
FIDELITY EQUITY INCOME PORTFOLIO                    .51%                    .10%                     .61%
FIDELITY GROWTH PORTFOLIO                           .61%                    .09%                     .70%
FIDELITY INVESTMENT GRADE BOND PORTFOLIO            .45%                    .14%                     .59%
FIDELITY ASSET MANAGER PORTFOLIO                    .71%                    .08%                     .79%
FIDELITY INDEX 500 PORTFOLIO                          0%                    .28%                     .28%
NORTHSTAR GROWTH FUND                               .75%                    .05%                     .80%
NORTHSTAR INCOME AND GROWTH FUND                    .75%                    .05%                     .80%
NORTHSTAR HIGH YIELD BOND FUND                      .75%                    .05%                     .80%


EXAMPLES
If you surrender your contract at the end of the applicable time period:
     You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

      SUBACCOUNT                     1 YEAR      3 YEARS    5 YEARS     10 YEARS
      ----------
      MONEY FUND                      $   89       119        142          220
      HIGH INCOME FUND                $   92       129        157          252
      BOND FUND                       $   92       128        157          251
      STRATEGIC BOND FUND             $   93       130        159          256
      CAPITAL APPRECIATION            $   92       128        156          249
      GROWTH FUND                     $   92       128        156          250
      MULTIPLE STRATEGIES             $   92       127        155          248
      GLOBAL SECURITIES               $   93       131        162          260
      GROWTH AND INCOME PORTFOLIO     $   92       127        154          246
      SHORT-TERM MULTI-MARKET         $   94       133        165          267
      CONTRAFUND PORTFOLIO            $   91       126        153          243
      EQUITY INCOME PORTFOLIO         $   90       122        147          231
      GROWTH PORTFOLIO                $   91       125        152          241
      INVESTMENT GRADE BOND PORTFOLIO $   90       122        146          229
      ASSET MANAGER PORTFOLIO         $   92       128        156          250
      INDEX 500 PORTFOLIO             $   87       112        130          195
      NORTHSTAR GROWTH FUND           $   92       128        157          251
      INCOME AND GROWTH FUND          $   92       128        157          251
      HIGH YIELD BOND FUND            $   92       128        157          251


If you annuitize at the end of the applicable time period:
     You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

      SUBACCOUNT                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
      ----------
      MONEY FUND                      $   89       119          102        220
      HIGH INCOME FUND                $   92       129          117        252
      BOND FUND                       $   92       128          117        251
      STRATEGIC BOND FUND             $   93       130          119        256
      CAPITAL APPRECIATION            $   92       128          116        249
      GROWTH FUND                     $   92       128          116        250
      MULTIPLE STRATEGIES             $   92       127          115        248
      GLOBAL SECURITIES               $   93       131          122        260
      GROWTH AND INCOME PORTFOLIO     $   92       127          114        246
      SHORT-TERM MULTI-MARKET         $   94       133          125        267
      CONTRAFUND PORTFOLIO            $   91       126          113        243
      EQUITY INCOME PORTFOLIO         $   90       122          107        231
      GROWTH PORTFOLIO                $   91       125          112        241
      INVESTMENT GRADE BOND PORTFOLIO $   90       122          106        229
      ASSET MANAGER PORTFOLIO         $   92       128          116        250
      INDEX 500 PORTFOLIO             $   87       112           90        195
      NORTHSTAR GROWTH FUND           $   92       128          117        251
      INCOME AND GROWTH FUND          $   92       128          117        251
      HIGH YIELD BOND FUND            $   92       128          117        251

If you do not surrender your contract:
     You would pay the following expenses on a 1,000 investment, assuming 5% annual return on assets:

      SUBACCOUNT                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
      ----------
      MONEY FUND                        $   19      59          102        220
      HIGH INCOME FUND                  $   22      69          117        252
      BOND FUND                         $   22      68          117        251
      STRATEGIC BOND FUND               $   23      70          119        256
      CAPITAL APPRECIATION              $   22      68          116        249
      GROWTH FUND                       $   22      68          116        250
      MULTIPLE STRATEGIES               $   22      67          115        248
      GLOBAL SECURITIES                 $   23      71          122        260
      GROWTH AND INCOME PORTFOLIO       $   22      67          114        246
      SHORT-TERM MULTI-MARKET           $   24      73          125        267
      CONTRAFUND PORTFOLIO              $   21      66          113        243
      EQUITY INCOME PORTFOLIO           $   20      62          107        231
      GROWTH PORTFOLIO                  $   21      65          112        241
      INVESTMENT GRADE BOND PORTFOLIO   $   20      62          106        229
      ASSET MANAGER PORTFOLIO           $   22      68          116        250
      INDEX 500 PORTFOLIO               $   17      52           90        195
      NORTHSTAR GROWTH FUND             $   22      68          117        251
      INCOME AND GROWTH FUND            $   22      68          117        251
      HIGH YIELD BOND FUND              $   22      68          117        251

The purpose of the above table is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. In calculating the expenses in the above examples, the $30 annual contract fee has been converted to a .11% annual asset charge by dividing the total contract fees collected in 1995 by the total average net assets of all of the Sub-Accounts. The actual amount of the Annual Contract fee attributable to a $1,000 investment depends on the value of the Contract. The table reflects expenses of the Variable Account as well as the Fund. (See "Charges and Other Deductions" of this Prospectus and "Management of the Fund" in each Fund's Prospectus).

Any premium or other taxes levied by any governmental entity with respect to the Contract will be charged against the Contract Values based on a percentage of premiums paid. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5% of premiums paid. (see "Charges and Other Deductions-Premium Taxes. ")

"Other Expenses" are based upon the expenses outlined under the section describing the Management of the Fund in each Fund's Prospectus. Total Fund expenses are assessed at the underlying mutual fund level.

* The expenses listed in the table for the Short-Term Multi-Market Portfolio, the Contrafund Portfolio, the Asset Manager Portfolio, the Index 500 Portfolio, the Northstar Growth Fund, the Income and Growth Fund and the High Yield Bond Fund are net of voluntary expense reimbursements, which are not required to be continued indefinitely. However, the Advisers intend to continue such reimbursements for the foreseeable future. The estimated expenses of these Portfolios, before expense reimbursements, would be: Short-Term Multi-Market
Portfolio: Management Fees -- .55%, Other Expenses -- .75% and Total Portfolio Operating Expenses -- 1.30%. The total expenses for the other funds would be:
Contrafund -- .73%,

Asset Manager - .81%; Index 500 - .47%; Northstar Growth - 2.04%, Income and Growth - 1.74%; and High Yield Bond - 2.11%.

After a Purchase Payment has been in the Contract for 12 months, a Contract Owner may surrender up to 10% per year of that Purchase Payment without a surrender charge.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. "

On page 16, the section entitled "Fidelity Variable Insurance Products Fund and II," is expanded to include the following information on the fundamental investment objective and policies of the Contrafund Portfolio:

    CONTRAFUND PORTFOLIO. The Contrafund Portfolio seeks capital appreciation by investing in equity securities of companies that are believed by the investment adviser to be undervalued due to an overly pessimistic appraisal by the public. The Fund usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation. The Fund's strategy can lead to investments in small and medium-sized companies, which carry more risk than larger ones, and may be more susceptible to setbacks or downturns.

    On page 17, the section entitled "NORTHSTAR/NWNL TRUST," now known as the Northstar Variable Trust, is expanded to include the following information on the fundamental investment objective and policies of the Northstar Growth Fund:

     NORTHSTAR GROWTH FUND. The investment objective of Northstar Growth Fund is to seek long-term capital growth primarily through investments in equity securities diversified over industries and companies which are believed to provide above-average potential for capital appreciation. The Fund will normally invest in common stocks, preferred stocks, securities convertible to common stock, and warrants and options to purchase common stock. The Fund may also invest in non-equity securities, such as corporate bonds and U.S. Government obligations, when, in the opinion of the Fund's Adviser or Subadviser, prevailing market, financial or economic conditions warrant.

MANAGEMENT OF THE NORTHSTAR VARIABLE TRUST
     Northstar Investment Management Corporation acts as the investment adviser to each Fund. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to the Funds and is responsible for the management of the Funds' portfolios. The address of the Adviser is Two Pickwick Plaza, Greenwich, Connecticut 06830.

     The Adviser's fee is accrued daily against the value of each Fund's net assets and is payable by each Fund monthly. The fee is computed daily and payable monthly, at an annual rate of .75 of 1% on the first $250 million of the Fund's average daily net assets, scaled down to .55 of 1% for assets over $1 billion. This fee is higher than the fee paid by most funds for advisory services.

     Navellier Fund Management Inc. serves as a subadviser and its professional staff selects and supervises the investments in the Fund's portfolio.

At page 18, the information on REQUIRED DELIVERY OF MUTUAL FUND PROSPECTUS is changed as follows:

     No offer will be made of a Contract funded by any of the above Funds for which a current prospectus of the Oppenheimer Variable Account Funds, the Alliance Variable Products Series Fund, Inc., the Fidelity Investments Variable Insurance Products Fund and Variable Insurance Products Fund II, or the Northstar Variable Trust has not been delivered. An investor's order to purchase a Contract under a Separate Account will be accepted only if the investor has received the current prospectuses.

     For more complete information about Oppenheimer Money Fund, Oppenheimer Bond Fund, Oppenheimer Strategic Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer High Income Fund, Oppenheimer Multiple Strategies Fund, and/or Oppenheimer Global Securities Fund, including management fees and other expenses and any risks associated with mixed and/or shared funding, see the prospectus of the Oppenheimer Variable Account Funds. For more complete investment policies and restrictions, information about the Alliance Growth and Income Portfolio and the Alliance Short-Term Multi-Market Portfolio, including investment policies and restrictions, management fees and other expenses and any risks associated with mixed and/or shared funding, see the prospectus of the Alliance Variable Product Series Fund, Inc. For more complete information about Fidelity Contrafund Portfolio, Fidelity Equity Income Portfolio, Fidelity Growth Portfolio, Fidelity Investment Grade Bond Portfolio, Fidelity Asset Manager Portfolio and/or Fidelity Index 500 Portfolio, including management fees and other expenses and any risks associated with mixed and/or shared funding, see the prospectus of the Fidelity Variable Insurance Products Fund and Fund II. For more complete investment policies and restrictions, information about Northstar Growth Fund, Northstar Income and Growth Fund and/or Northstar High Yield Bond Fund, including investment policies and restrictions, management fees and other expenses and any risks associated with mixed and/or shared funding, see the prospectus of the Northstar/Variable Trust. It is important to read each prospectus carefully before you decide to invest. An additional copy of these prospectuses may be obtained by writing to the Company, 4601 Fairfax Drive, Arlington, Virginia 22203. Send no money. "

On page 34, the section entitled "PERFORMANCE DATA" is changed to read:

                                "PERFORMANCE DATA

     From time to time, the ReliaStar Bankers Security Variable Annuity accounts ("The USA Plan") may advertise several types of performance measures relating both to the underlying funds (the Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Strategic Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Securities Fund, Alliance Growth and Income Portfolio, Alliance Short-Term Multi-Market Portfolio, Fidelity Contrafund Portfolio, Fidelity Equity Income Portfolio, Fidelity Growth Portfolio, Fidelity Investment Grade Bond Portfolio, Fidelity Asset Manager Portfolio, Fidelity Index 500 Portfolio, Northstar Growth Fund, Northstar Income and Growth Fund and Northstar High Yield Bond Fund) and to the sub-accounts themselves for specified periods, assuming current contract charges and actual fund performance. Methods of quoting performance will include standardized calculations of average annual total return for one, five and ten years, ending on a recent calendar quarter, or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the sub-account. The USA Plan may also use nonstandardized performance measures, comparisons of investment results to various indices including the Dow Jones Average of 30 Industrial Stocks, the Standard and Poor's 500 Stock Index, the Consumer Price Index, the Salomon Brothers High Grade Bond Index, the Lehman Brothers Government/Corporate Bond Index and the Merrill Lynch Government/Corporate Master Index, all of which are widely recognized indices of stock market performance but which do not include the reinvestment of income dividends and do not consider tax consequences. In addition, The USA Plan may be compared to the performance of other fixed income or government bond mutual funds or mutual fund indices such as reported by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). Lipper and CDA are widely recognized independent mutual fund reporting services. Their performance calculations are based upon changes in net asset value with all dividends reinvested, but do not include the effect of any sales charges. Comparisons may also be made with results of other mutual funds or groups of mutual funds in advertisements or in reports furnished to present or prospective shareholders. Standardized measures of performance are based on several assumptions which may or may not apply to an individual investor's account. Because the average annual total return figures are annualized, they represent an average percentage change over an annual period which may be based on less than 12 months of actual data, whereas previously reported total return figures may not have been annualized and represented in those cases the aggregate percentage or dollar-value change over the period in question.

     The USA Plan's method for computing average annual total return is to compute the average annual compounded rate of return that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated. All recurring charges are reflected in the calculations. The asset charges are reflected in the changes in unit values. The $30 administration fee is deducted by dividing the total amount of contract fees collected in the prior year by the total average net assets.

     Certain sub-accounts may quote current yield and effective yield. The current yield refers to the income generated by an investment over a 7-day period (which period will be stated in the advertisement). This income is then assumed to be earned each week over a 52-week period. The effective yield is calculated similarly, but the income earned by the sub-account investments are assumed to be reinvested.

     Each of the other sub-accounts may also quote yield. The yield of these sub-accounts refers to the net income earned by the underlying mutual fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month or six months. The resulting semi-annual yield is doubled.

     Other reportable performance measures may include income production rates, percentage changes in accumulation unit values, and distribution rates. A distribution rate is simply a measure of the level of income and short-term capital gain dividends distributed for a specified period. It is, therefore, not intended to be a complete measure of performance. The distribution rate may sometimes be greater than yield since, for instance, it may include short-term gains (which may be nonrecurring) and may not include the effect of amortization of bond premiums. A distribution rate will be accompanied by a disclosure explaining (i) the components of the distribution rate that differ from yield,
(ii) where components consist of capital gains, they are nonrecurring, and (iii) where a component consists of option premiums, what potential effect on overall performance option writing might have.

     Any of the indicators mentioned in the section entitled "Performance Data" may be included in sales literature and share- holder reports when accompanied by required standardized calculations. More detailed information on performance data is set forth in the Statement of Additional Information.

     Availability of the New Investment Options. The Company is in the process of obtaining approvals from Insurance Departments of the various states to add the Northstar Growth Fund and Fidelity's Contrafund as investment options under the Contract. Such investment options may not be available in all states. Please check with your agent as to availability.

This Supplement is accompanied by the following Prospectuses for the Funds:


FUND PROSPECTUS                    CIK                    ACCESSION NUMBER
---------------                    ---                    ----------------

Fidelity Investments               0000831016             0000927384-96-000022
Variable Insurance
Products Funds II Dated
April 30, 1996

Northstar Variable Trust           0000916403             0000912057-96-003160
Dated April 30, 1996